Exhibit 99.2

August 12, 2010

Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to the Company's most recent Form 10-K and subsequent filings on Form 8-K and 10-Q. Any forward- looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements. 2

3 Our Business and the Customers We Serve Chart shows revenues for the Last 12 Months ("LTM") ended June 2010. Energy and Smart Grid Solutions Energy Services Oil and Gas Producers

4 Revenue Gross Margin % Millions of Dollars Gross Margin % Revenue Our Track Record of Profitable Growth and Strong Execution $116 Revenue from completed Publix Super Markets Projects

5 1Q10 Results: Strong Start to 2010 ($ millions, except E.P.S.) 1Q10 Actuals Variance Versus 1Q09 $ % Variance Versus 1Q09 $ % Revenue 24.7 5.0 25% Gross Margin 9.6 3.7 63% Gross Margin % 38.9% 9.1pp Operating Exp 9.0 1.6 22% Operating Income 0.6 2.1 N/M Net Income 1.2 2.4 N/M E.P.S. (diluted) 0.07 0.14 N/M

6 2Q10 Results: Across the Board Growth ($ millions, except E.P.S.) 2Q10 Actuals Variance Versus 2Q09 $ % Variance Versus 2Q09 $ % Revenue 34.3 9.2 37% Gross Margin 11.8 3.6 43% Gross Margin % 34.5% 1.7pp Operating Exp 11.1 3.5 46% Operating Income 0.7 0.0 8% Net Income 1.3 0.6 93% E.P.S. (diluted) 0.07 0.03 75%

7 Our Strong Balance Sheet Positions Us Well for the Future Cash Revolving Credit Facility Capital Leases EBITDA(1) (Trailing 12 Months) $4 million $50 million, $10 million Drawn $5 million $12 million See Non-GAAP Financial Measure Reconciliation in Appendix 2Q10 Key Balance Sheet Figures

8 Interactive Distributed Generation: Smart Grid Efficiencies + Standby Power = ROI Electric Utility Customer Site PowerSecure Smart Grid Monitoring Center Interactive Distributed Generation(r) System Monitoring Grid and Peak Load Forecasting Monitoring Utility Power Monitoring Generating System Dispatching Power Monitoring On-Site Power 24/7 Monitoring for Standby and Peak Shaving Proprietary Internet-based Monitoring, Dispatch, and Control No Interruption of Power ="No Pain" Solution (NexGear(r) Switchgear) Utility Tariff and Interconnect Experts

9 Wholesale Price per kWh % of Time Price Level Exists 1. Top Figure -- Source: SP 15 California Price for Day Ahead Power, January 2001-March 2008, as reported by EconStats.com. 2. Bottom Figure -- Source: PowerSecure data, utility demand curve for a winter day. Our DG Systems Ran 6,239 Times in 1H10, +56% over prior year Optimizing Cost During 200-250 Hours Annually of Highest Peak Demand Peak Shaving Savings Electricity Demand

The Lack of Backup Power Costs the U.S. $80 Billion Annually(1) Less than 3% of U.S. Commercial and Industrial Power is "Backed Up"(2) Distributed Power Systems are Limited to just 18,160 Generators with 21,000 Megawatts of Capacity(2) (Out of the Total 1,000,000 Megawatts of U.S. Capacity) Wind and Solar Installations Require Backup "Firming" Systems due to Weather-Dependencies "... the unreliability of generation from wind and solar means that reliable generation must backup every kilowatt-hour..." (Dr. Lester Lave, Carnegie Mellon, U.S. Senate Testimony, Feb 2009) Distributed Generation Systems Address Growing Security Concerns with U.S. Electric Grid "The main problems with electricity are the fragility, and... vulnerability, of the national grid... It is susceptible to extended outage from natural disaster or sabotage..." (Report of the Defense Science Board Task Force on Department of Defense Energy Strategy, Feb 2008) .... And they Provide Customers with Mission- Critical Backup Power 10 Berkeley Lab Study, 2004 EIA data, and PowerSecure estimates using EIA data

11 Recurring Revenue Model PowerSecure-Owned Generation PowerSecure Monitoring Revenue Distributed Generation Business Model: "Customer-Owned" and "PowerSecure-Owned" System Sale (Project-based) Model Customer-Owned Generation PowerSecure Recurring Revenue PowerSecure Revenue Cost of Sales Gross Margin PowerSecure Capital Cost of Sales Operating Margin

Utility Infrastructure: An Extension of our Core Competencies and Utility Relationships 12 12 Transmission & Distribution Maintenance and Construction Substation Products and Services Advanced Metering and Lighting Installations Storm Restoration Utility Engineering and Design Services Regulatory and Rate Design Consulting

Utility Infrastructure: Business Progression and Growth 13 Our Utility Infrastructure Investment and Progression 2005 - Launched Utility Engineering Business 2006 - Initiated Larger Scale Infrastructure Projects for Utility Partners and their Federal Customers 2007 - Launched Utility Services Business 2009 - 3 Major Investor-Owned Utilities Initiate PowerSecure UtilityServices Crews 2010 - $30 Million, 3-Year Award to Serve Major IOU Our Goal: $100 Million Business in 5 Years Industry Transmission & Distribution Investment is Estimated to be $890 Billion from 2010-2030(1) (Average of over $40 Billion/Year) Capitalize on our "People Advantage" Investing in "Technology Advantage" - PowerSecure "SmartStation" and "MicroGrid" 3 MicroGrid Projects in Last 12 Months The Brattle Group, November 2008 - "Transforming America's Power Industry - The Investment Challenge 2010-2030"

Energy Efficiency: EfficientLights LED Lighting for Grocery, Drug, and Convenience Stores 14 EfficientLights(r) - LED-Based Lighting Grocery, Drug, and Convenience Stores Replaces to Traditional Fluorescent Lighting Reduces Lighting Energy Use by 70% Reduces Maintenance Cost (10 Year LED Light versus 2 Year Fluorescent) Reduces Stores' Carbon Footprint/Eliminates Mercury-containing Fluorescent Lights EfficientLights Product Suite Refrigerated Case Door Light (Flagship Product) Walk-in Freezer Light (Just Introduced) Open Refrigerated Case Shelf Light (Just Introduced) Street Light, and Parking Lot Light (Coming this Fall) Retail Overhead Lighting (In Development) The Market: Refrigerated Case Retrofits $1 Billion+, Street Lights $30 Billion

Innovative Electronic Solutions Lighting ("IES") - April 2010 Acquisition Proven LED Lighting Engineering and Product Development Capabilities LED Lighting Market is Expected to Grow 50% for Next 2 Years --- Total Market Opportunity is Over $100 Billion Targeted Verticals: Utilities, Commercial & Industrial Customers, OEM Manufacturers Growth Catalysts and Product Opportunities are Significant Area Light -- for Utilities and Municipalities (Just Introduced) First Utility Order Received in 2Q, Production Started Early August Energy and Maintenance Savings Drive Strong Payback Opportunity: Replace Millions of Area Lights Installed Across U.S Street Light -- for Utilities and Municipalities (In Development) Power Drivers (Actively Marketing IES's Designs) The Market: Hundreds of Millions -- A Power Driver is Critical Component in Every LED Light Fortune 500 Lighting Electronics Companies, and OEMs Commercial and Industrial Lighting Overhead Lighting Replacements (In Development) Specialty Products (Just Introduced, and In Development) Energy Efficiency: IES LED Lighting Solutions for the General Lighting Market 15

16 ....As Our Energy Solutions Deliver Value to a Growing List of Utility Partners and Customers

NASDAQ: POWR (919) 556 3056 www.PowerSecure.com 17 Questions?

Appendix (Non-GAAP Measures) 18

Non-GAAP Reconciliation: EBITDA 19 Last 12 Months ($ in 000's) Ended 2Q10 Net Income - As Reported 5,784 Depreciation & Amortization 2,714 Taxes 1,378 Interest Expense 568 Interest Income (124) Equity interest distributions less income, Minority Int, Disposal of PP&E, Stock Comp 1,958 EBITDA 12,279

References by the Company to "Adjusted E.P.S.", and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. in this presentation constitute non-GAAP financial measures. They refer to the Company's GAAP income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S., excluding the following items $14.1 million restructuring costs incurred in the Company's second quarter of fiscal 2007. The Company believes providing non-GAAP measures which adjust for this item, which are not indicative of the results of the Company's operations, are useful tools permitting management and the board of directors to measure, monitor and evaluate the Company's operating performance and to make operating decisions. Non-GAAP Adjusted E.P.S. and the other "Adjusted" non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. shown above are also used by management to assist it in planning and forecasting future operations and making future operating decisions. The Company also believes these non-GAAP measures provide meaningful information to investors in terms of enhancing their understanding of the Company's core operating performance and results and allowing investors to more easily compare the Company's financial performance on an operating basis in different fiscal periods, and also correspond more closely to investors and analyst's estimates. However, these non-GAAP measures may not be directly comparable to similarly defined measures as reported by other companies. "Adjusted E.P.S.", and the other "Adjusted" non- GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. should be considered only as supplements to, and not as substitutes for or in isolation from, other measures of financial information prepared in accordance with GAAP, such as GAAP net income, GAAP net income per share, GAAP income from continuing operations, or GAAP income from continuing operations per share. References by the Company to trailing 12-month EBITDA is a non-GAAP financial measure computed as income before interest and finance charges, income taxes (net of tax credits), depreciation and amortization, equity income from minority interest (net of distributions), interest income, loss on discontinued operations, loss on disposal of PP&E, and stock compensation expense. Management believes that this EBITDA measure offers a useful tool to measure and monitor the Company's operating performance, and that this is enhanced by eliminating the 2Q07 restructuring charge which is not indicative of the results of the Company's core operations. Management believes that this measure provides meaningful information to investors by enhancing their understanding of the Company's core operating performance and results, and it is also utilized by the Company's lenders in their assessment of the Company's performance and covenant compliance. EBITDA is also used by management to assist in planning and forecasting future operations. However, EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. This non-GAAP measures should only be considered as supplements to, and not as substitutes for or in isolation from, other measures of financial information 20 Non GAAP Measures